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SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 17, 2003

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued by Georgia-Pacific Corporation on April 17, 2003 regarding First Quarter 2003 Results.

Item 12.	Results of Operations and Financial Condition (provided under "Item 9. Regulation FD Disclosure").

The information required by Item 12 is being provided under Item 9 pursuant to the Securities and Exchange Commission ("SEC") interim filing guidance provided in SEC press release No. 2003-41.

The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 17, 2003 Georgia-Pacific Corporation issued a press release announcing financial results for the quarter ended March 29, 2003, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 17, 2003

GEORGIA-PACIFIC CORPORATION

		By:	/s/ Kenneth F. Khoury

		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1	Press release issued by Georgia-Pacific Corporation on April 17, 2003 regarding First Quarter 2003 Results.